                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2)

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-12

                       Exchange National Bancshares, Inc.
                       __________________________________
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ______________________________________________________________

         2)       Form, Schedule or Registration Statement No.:
                  ______________________________________________________________

         3)       Filing Party:
                  ______________________________________________________________

         4)       Date Filed:
                  ______________________________________________________________

                       EXCHANGE NATIONAL BANCSHARES, INC.
                              132 EAST HIGH STREET,
                         JEFFERSON CITY, MISSOURI 65101

                                 April 28, 2004

Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of Exchange National Bancshares, Inc., to be held at The Exchange National Bank of Jefferson City's facility, located at 132 East High Street, Jefferson City, Missouri, on Wednesday, June 9, 2004, commencing at 9:00 a.m., local time. The business to be conducted at this meeting is described in the accompanying notice of annual meeting and proxy statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of our Company.

         Your board of directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.

                                              Sincerely yours,


                                              James E. Smith
                                              Chairman of the Board
                                                    and Chief Executive Officer

                       EXCHANGE NATIONAL BANCSHARES, INC.
                              132 EAST HIGH STREET
                         JEFFERSON CITY, MISSOURI 65101

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 9, 2004

         NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Exchange National Bancshares, Inc., a Missouri corporation, will be held at The Exchange National Bank of Jefferson City's facility, located at 132 East High Street, Jefferson City, Missouri, on Wednesday, June 9, 2004, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

         1. To elect two Class III directors to hold office for a term expiring at the 2007 annual meeting of the shareholders of our Company and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

         2. To consider and act upon ratification and approval of the selection of the accounting firm of KPMG LLP as the independent auditors of our Company for the year ending December 31, 2004; and

         3. To transact such other business as properly may come before the meeting.

         Our board of directors has fixed the close of business on April 2, 2004 as the record date for determination of the shareholders entitled to notice of, and to vote at, the annual meeting.

         All shareholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our board of directors solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all shareholders are urged to be present in person or by proxy.

                                             By Order of the Board of Directors

                                             James E. Smith
                                             Chairman of the Board
                                                 and Chief Executive Officer

April 28, 2004
Jefferson City, Missouri

         PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

                       EXCHANGE NATIONAL BANCSHARES, INC.
                              132 EAST HIGH STREET
                         JEFFERSON CITY, MISSOURI 65101

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 9, 2004

                                  INTRODUCTION

         The board of directors of Exchange National Bancshares, Inc. solicits your proxy for use at the annual meeting of shareholders to be held on Wednesday, June 9, 2004, and at any adjournment or adjournments thereof. The annual meeting will commence at 9:00 a.m., local time, and will be held at The Exchange National Bank of Jefferson City's facility located at 132 East High Street, Jefferson City, Missouri. Our Company's principal business activity is the ownership, directly or indirectly, of all the issued and outstanding stock of The Exchange National Bank of Jefferson City, Citizens Union State Bank & Trust of Clinton, and Osage Valley Bank of Warsaw.

         Our principal executive offices are located at 132 East High Street, Jefferson City, Missouri, 65101. This proxy statement and the enclosed form of proxy were first mailed to shareholders on or about April 28, 2004.

                    INFORMATION ABOUT THE MEETING AND VOTING

PURPOSE OF THE MEETING

         The purposes of the annual meeting are:

         - to elect two Class III directors to hold office for a term expiring at the 2007 annual meeting of the shareholders of our Company;

         - to consider and vote upon ratification and approval of the selection of the accounting firm of KPMG LLP as the independent auditors of our Company for the current year; and

         - to transaction such other business as may properly come before the annual meeting, including a proposal to adjourn or postpone the meeting.

SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING

         Shareholders of record as of the close of business on the April 2, 2004 record date are entitled to notice of, and to vote at, the annual meeting or any adjournment or adjournments thereof. As of the record date, 4,169,847 shares of our Company's common stock were issued and outstanding and an additional 128,506 shares were issued and held in treasury. Each such share of common stock is entitled to one vote on each matter properly to come before the annual meeting.

ATTENDING THE MEETING AND VOTING IN PERSON

         If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee (commonly referred to as being held in "street" name), proof of ownership may be required for you to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTING BY PROXY

         This proxy statement is being sent to you by our board of directors for the purpose of requesting that you allow your shares of common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. We urge you to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed postage prepaid envelope. If you properly complete and sign your proxy card and send it to us in time to vote, the shares represented by your proxy will be voted as you have directed. If you sign the proxy card but do not make specific voting instructions, your shares will be voted as follows:

         - "FOR" the election of the nominees for director named in this proxy statement, and

         - "FOR" ratification of the selection of the accounting firm of KPMG LLP as our Company's independent auditors for the current year.

         If any other matter is properly brought before the annual meeting, your shares will be voted in accordance with the discretion and judgment of the appointed proxies. A shareholder who has given a proxy may revoke it at any time before it is exercised at the annual meeting by filing written notice of revocation with the Secretary of our Company, by executing and delivering to the Secretary of our Company a proxy bearing a later date, or by appearing at the annual meeting and voting in person.

         If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet.

         If you participate in The Exchange National Bank of Jefferson City Profit Sharing Trust, a form of proxy/direction to trustee will be furnished to you which represents a voting instruction to the trustee of the plan as to the number of shares in your plan account. Each participant in the plan may direct the trustee as to the manner in which shares of common stock allocated to the participant's plan account are to be voted.

QUORUM REQUIREMENT

         A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders holding a majority of the total outstanding shares of our Company's common stock will constitute a quorum at the annual meeting. Shares of common stock represented by a proxy which directs that the shares be voted to abstain or to withhold a vote on any matter will be counted in determining whether a quorum is present. Shares of common stock as to which there is a broker non-vote (i.e., when a broker holding shares for clients in street name is not permitted to vote on certain matters without instruction) also will be counted for quorum purposes. If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.

REQUIRED VOTE TO APPROVE EACH PROPOSAL

         Election of Directors. Directors are elected by a majority of the votes cast, in person or by proxy, of shareholders entitled to vote at the annual meeting for that purpose. Shareholders can withhold authority to vote for one or more nominees for director. Votes withheld from a particular nominee will have the same effect as a vote against the nominee. Shareholders do not have cumulative voting rights in the election of directors.

         Selection of Auditors and Other Matters. The affirmative vote of a majority of the shares of our Company's common stock, represented in person or by proxy and entitled to vote at the annual meeting, is required for (i) the ratification of the selection of KPMG LLP as our Company's independent auditors, and (ii) the approval of such other matters as properly may come before the annual meeting or any adjournment thereof. Shareholders can abstain from voting on these proposals. If you abstain from voting on any of these proposals, it has the same effect as a vote against the proposal.

         Effect of Broker Non-Votes. If your broker does not vote your shares on any proposal, such "broker non-votes" do not count as shares present for purposes of such proposal. This means that a broker non-vote would reduce the number of affirmative votes that are necessary to approve the proposal.

SOLICITATION OF PROXIES

         This solicitation of proxies for the annual meeting is being made by our Company's board of directors. Our Company will bear all costs of such solicitation, including the cost of preparing and mailing this proxy statement and the enclosed form of proxy. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of our Company, Exchange National Bank, Citizens Union State Bank or Osage Valley Bank. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of our Company's transfer agent, will be paid by our Company.

         A list of shareholders entitled to vote at the annual meeting will be available for examination at least ten days prior to the date of the annual meeting during normal business hours at the registered office of our Company located at 132 East High Street, Jefferson City, Missouri. The list also will be available at the annual meeting.

                         ITEM 1: ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS

         Our Company's board of directors consists of eight directors. The articles of incorporation of our Company divides the board of directors into three classes of directors, with the directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The present terms of Kevin L. Riley and David T. Turner, the two directors in Class III, expire at this annual meeting. Directors in Class I (Charles G. Dudenhoeffer, Jr., Philip
D. Freeman and James E. Smith) and Class II (David R. Goller, James R. Loyd and Gus S. Wetzel, II) have been elected to terms expiring at the time of the annual meeting of shareholders in 2005 and 2006, respectively.

         One of the purposes of this annual meeting is to elect two directors in Class III to serve for a three-year term expiring at the annual meeting of shareholders in 2007 and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The board of directors has designated Kevin L. Riley and David T. Turner as the two nominees proposed for election at the annual meeting. Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of these two nominees. In the event that one or both of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors, unless the authority to vote for all nominees or for the particular nominee who has ceased to be a candidate has been withheld. Each of the nominees has indicated his willingness to serve as a director if elected, and the board of directors has no reason to believe that any nominee will be unavailable for election.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF KEVIN L. RILEY AND DAVID T. TURNER AS CLASS III DIRECTORS.

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

         The following table sets forth certain information with respect to each person nominated by the board of directors for election as a Class III director at the annual meeting and each director whose term of office will continue after the annual meeting.

                                                                                 POSITION                   COMPANY
                 NAME                                AGE                      WITH OUR COMPANY           DIRECTOR SINCE
                 ----                                ---                      ----------------           --------------
NOMINEES

     CLASS III:  TERM TO EXPIRE IN 2007

     Kevin L. Riley                                  48                  Director                             1995

     David T. Turner                                 47                  President and Director               1997

DIRECTORS CONTINUING IN OFFICE

     CLASS I:  TERM TO EXPIRE IN 2005

     Charles G. Dudenhoeffer, Jr.                    64                  Director                             1993

     Philip D. Freeman                               50                  Director                             1993

     James E. Smith                                  59                  Chairman, CEO and Director           1997

     CLASS II:  TERM TO EXPIRE IN 2006

     David R. Goller                                 72                  Director                             1993

     James R. Loyd                                   72                  Director                             1993

     Gus S. Wetzel, II                               63                  Director                             1999

         The business experience during the last five years of each person nominated by the board of directors for election as a Class III director at the annual meeting and each director whose term of office will continue after the annual meeting is as follows:

         Kevin L. Riley has served as a Director of Exchange National Bank since 1995 and of our Company since 1995. He has been co-owner of Riley Chevrolet, Inc. and Riley Oldsmobile, Cadillac, Inc., each a Jefferson City, Missouri automobile dealership, since 1986 and 1992, respectively. Mr. Riley also serves on our Company's Audit and Compensation Committees.

         David T. Turner has served as a Director of Exchange National Bank and of our Company since January 1997 and of Citizens Union State Bank since April 2002. Mr. Turner served as Vice Chairman of our Company from June 1998 through March 2002 when he assumed the position of President. From 1993 until June 1998, he served as Senior Vice President of our Company. Mr. Turner served as President of Exchange National Bank from January 1997 through March 2002 when he assumed the position of Chairman, Chief Executive Officer and President. He served as Senior Vice President of Exchange National Bank from June 1992 through December 1996 and as Vice President from 1985 until June 1992.

         Charles G. Dudenhoeffer, Jr. has served as a Director of Exchange National Bank since 1978 and of our Company since 1993. Mr. Dudenhoeffer served as Vice President and Trust Officer of Exchange National Bank from 1974 until June 1992. He served as Senior Vice President and Trust Officer of Exchange National Bank from June 1992 until June 2000. He served as Senior Vice President of our Company from 1993 through June 2000.

         Philip D. Freeman has served as a Director of Exchange National Bank since 1990 and of our Company since 1993. He has been the Owner/Manager of Freeman Mortuary, Jefferson City, Missouri since 1974. Mr. Freeman also serves on our Company's Audit and Compensation Committees.

         James E. Smith has served as a Director of Citizens Union State Bank since 1975, of our Company since 1997, of Osage Valley Bank since January 2000 and of Exchange National Bank since March 2002. He served as Vice Chairman of our Company from 1998 through March 2002 when he assumed the responsibilities of Chairman and Chief Executive Officer, as President and Secretary of Citizens Union State Bank from 1975 through May 2000 when he was promoted to Chairman and Chief Executive Officer, and as President of Osage Valley Bank from January 2000 through October 2002 when he was promoted to Vice Chairman.

         David R. Goller has served as a Director of Exchange National Bank since 1975 and of our Company since 1993. He has been an attorney with the law firm of Goller, Gardner & Feather, P.C. (formerly Goller & Associates, P.C.), Jefferson City, Missouri, counsel for Exchange National Bank, since 1975. Mr. Goller also serves on our Company's Audit and Compensation Committees.

         James R. Loyd has served as a Director of Exchange National Bank since 1974 and of our Company since 1993. He served as Executive Vice President of Exchange National Bank from 1974 until October 1996 and as Executive Vice President of our Company from 1993 until October 1996. Mr. Loyd also serves on our Company's Audit and Compensation Committees.

         Gus S. Wetzel, II has served as a Director of Citizens Union State Bank since 1974, and of our Company since 1999. He served as Chairman of Citizens Union State Bank from 1974 until May 2000. Dr. Wetzel has served as a physician/surgeon with the Wetzel Clinic, Clinton, Missouri since 1972. He also serves on our Company's Audit and Compensation Committees.

         There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

COMPENSATION OF DIRECTORS

         Only outside (non-employee) members of our Company's board of directors receive compensation for their service to our Company as a director. Each of these outside (non-employee) directors is paid $300 for each meeting of the Board attended in person. Each member of our Company's Audit Committee receives $700 for each committee meeting attended. Each member of our Company's Compensation Committee receives $300 for each meeting attended.

         All directors of our Company (other than Mr. Wetzel) are also directors of Exchange National Bank, and in that capacity may receive compensation from Exchange National Bank. Each of Exchange National Bank's outside (non-employee) directors is paid a monthly $500 retainer and $300 for each meeting of the Board attended in person. In addition, these directors are eligible for a $2,400 bonus if Exchange National Bank meets certain financial goals and the director attends at least 80% of the Board meetings held (which could include one telephone conference meeting). All of Exchange National Bank's non-employee directors received this bonus for 2003. Currently, any director deferring receipt of this bonus will have 124 shares of Exchange National Bank stock imputed to his account under the Exchange National Bank's Director Deferred Compensation Plan on the last day of the year. These imputed shares accumulate from year to year but do not represent actual shares or the right to receive payment of the value of such shares. Each year the director is credited an amount in his Plan account equal to Exchange National Bank's net income per share multiplied by the number of imputed shares in the director's Plan account as of the beginning of the year.

         Three of our Company's directors -- Mr. Smith, Mr. Turner and Mr. Wetzel -- also are directors of Citizens Union State Bank. Mr. Smith and Mr. Turner are not eligible to receive compensation for their service to Citizens Union State Bank as a director. For his service to Citizens Union State Bank as a director, Mr. Wetzel is paid a quarterly $300 retainer plus $300 for each meeting of the Board that he attends in person. Mr. Wetzel also receives $100 for each meeting of Citizens Union State Bank's Trust Committee held, and $50 for each meeting of Citizens Union State Bank's Loan (Discount) Committee that he attends. One of our Company's directors -- Mr. Smith -- also is a director of Osage Valley Bank, but is not eligible to receive compensation for his service in that capacity.

MEETINGS OF THE BOARD AND COMMITTEES

         During 2003 the board of directors of our Company held nine meetings. All directors attended at least 75% of the meetings of the board of directors which were held during 2003. Our Company's directors discharge their responsibilities throughout the year, not only at such board of directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to our Company.

         Our Company's board of directors has established an Audit Committee. The Audit Committee assists the Board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The Audit Committee is responsible for apprising the Board of management's compliance with Board mandated policies, internal procedures and applicable laws and regulations. The committee works with the internal audit department and external auditors and supervises the internal audit function directly, reviews and approves the hiring of audit personnel and evaluates the performance of the internal audit function and the external auditors. The committee also has the duty to make, or cause to be made, a suitable examination and audit of the financial affairs of our Company and its subsidiaries at least annually, and to report thereon to the board of directors. Members of the Audit Committee currently are Messrs. Freeman, Goller, Loyd, Riley and Wetzel. Each committee member attended at least 75% of the committee meetings held during 2003. The Audit Committee met six times during 2003. The Audit Committee has adopted a written charter, which is attached to this proxy statement as Appendix A.

         In January 2000, our Company established a Compensation Committee which assumed the responsibility to make recommendations to the board of directors regarding the compensation and benefits of our executive officers and directors and the establishment and administration of our Company's executive compensation program. In February 2000, our board of directors approved an Incentive Stock Option Plan under which an Incentive Stock Option Committee was established. The committee was authorized to construe, interpret and administer the Plan, and to exercise exclusive authority over the grant of options under the Plan. At our Board's June 2003 meeting, the responsibilities of the Incentive Stock Option Committee were assigned to the Compensation Committee. Members of the Compensation Committee currently are Messrs. Freeman, Goller, Loyd, Riley and Wetzel. Each committee member attended at least 75% of the committee meetings held during 2003. The Compensation Committee met three times during 2003. Before transferring responsibilities to the Compensation Committee, the Incentive Stock Option Committee met once during 2003.

         With the exception of the Audit and Compensation Committees, there currently are no other standing compensation, executive, nominating or other committees of our Company's board of directors, or committees performing similar functions of the Board. Until recently, our board of directors did not find it necessary to have a separate nominating committee because of the low turnover of board of director seats among other reasons. Each member of the board of directors, including directors who are not "independent" under the applicable Nasdaq listing standards, participates in the consideration of director nominees. There currently is no charter that establishes procedures for the Board's consideration of director nominees and, in view of the infrequent inquiries of shareholders concerning the nomination of directors, there is no policy concerning the consideration of candidates recommended by our shareholders. Our Company anticipates establishing a nominating committee on the date of the 2004 annual meeting of shareholders. The Board believes that it should be comprised of directors with varied, complementary backgrounds, and that directors should, at a minimum, have expertise that may be useful to our Company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to our Company's business. In determining whether a director should be retained and stand for re-election, the Board also considers that member's performance and contribution to the Board during his tenure with the Board.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

         Our board of directors has not established a formal process for shareholders to follow to send communications to the Board or its members, as our Company's policy has been to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with our directors may do so by sending their correspondence addressed to the director or directors at our Company's headquarters at 132 East High Street, Jefferson City, Missouri 65101.

         Directors are encouraged by our Company to attend our annual meeting of shareholders if their schedules permit. All directors except Mr. Riley were present at the annual meeting of the shareholders held in June 2003.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

REPORT ON EXECUTIVE COMPENSATION

         This report has been prepared by the Compensation Committee of our Company's board of directors (the "Committee") which has general responsibility for the establishment, direction and administration of all aspects of the compensation policies and programs for the executive officers of our Company and its affiliate banks. Under an agreement between our Company and Exchange National Bank, employees of our Company and Exchange National

Bank, including persons who are employees of both our Company and Exchange National Bank, are compensated as such by Exchange National Bank. Our Company's executive compensation program, insofar as it pertains to the Chairman of the Board and Chief Executive Officer (the "Chief Executive Officer") and the President (the "President") of our Company, is administered by the Committee. The Committee is composed of five independent outside directors, none of whom is an officer or employee of our Company or any affiliate bank. Our Company's executive compensation program, insofar as it pertains to executive officers other than the Chief Executive Officer and the President, is administered by the Chief Executive Officer and the President. Mr. James Smith, the Chief Executive Officer, and certain other executive officers of our Company and affiliate banks, may attend meetings of the Committee, but are not present during discussions or deliberations regarding their own compensation.

         COMPENSATION POLICY. Our Company's executive compensation policy is premised upon three basic goals: (1) to attract and retain qualified individuals who provide the skills and leadership necessary to enable our Company and its affiliate banks to achieve earnings growth, capital compliance and return on investment objectives, while maintaining a commitment to equal employment opportunity and affirmative action guidelines and practices; (2) to create incentives to achieve company and individual performance objectives through the use of performance-based compensation programs; and (3) to create a mutuality of interest between executive officers and shareholders through compensation structures that create a direct link between executive compensation and shareholder return.

         In determining the structure and levels of each of the components of executive compensation needed to achieve these goals, all elements of the compensation package are considered in total, rather than any one component in isolation. As more fully described below, the determination of such levels of executive compensation is a subjective process in which many factors are considered, including our Company's and/or affiliate banks' performance and the individual executive's specific responsibilities, historical and anticipated personal contribution to our business, and length of service with our Company or affiliate banks.

         COMPENSATION COMPONENTS. The Committee, as well as the Chief Executive Officer and the President, reviews our Company's compensation program annually to ensure that compensation levels and incentive opportunities are competitive and reflect the performance of our Company and its affiliate banks as well as performance of the individual executive officer. The particular elements of the compensation program for executive officers are base salary, incentive compensation and periodic stock option grants. The Committee believes that these compensation components together advance both the short- and long-term interests of our shareholders. In this regard, the Committee believes that the long-term interests of our shareholders are advanced by designating a portion of executive compensation to be at risk: namely, incentive compensation (which permits individual performance to be recognized on an annual and long-term basis based, in part, on an evaluation of the executive's contribution to our Company's and/or affiliate bank's performance) and the grant of stock options (which directly ties a portion of the executive's long-term remuneration to stock price appreciation realized by shareholders). Each of the components of the compensation program is addressed separately below.

         Base Salary. The base salary for each executive officer is reviewed from the previous year. In determining whether to adjust base salary levels, management's recommendations and subjective assessments of each executive's growth and effectiveness in the performance of his or her duties are taken into account. In addition, the performance of our Company and/or the affiliate bank is considered. The increases in the base salaries of executives of our Company and affiliate banks for 2003 were based primarily upon a subjective analysis of our Company's and/or the banks' performance during the period since the last salary increase and the individual executive's role in generating that performance. In this regard, the analysis of performance included a review of our Company's and/or affiliate bank's earnings and return on investment for the prior year. The analysis of the role played by each individual executive in generating our Company's and/or bank's performance included a consideration of the executive's specific responsibilities, contributions to our Company's and/or bank's business, and length of service. The factors impacting base salary levels are not independently assigned specific weights. Rather, all of these factors are reviewed, and specific base pay recommendations are made which reflect an analysis of the aggregate impact of these factors. The Committee and the Chief Executive Officer and the President believe that base pay levels for the executive officers are maintained within a range that is considered to be appropriate and necessary.

         Incentive Compensation. After careful analysis of our Company's needs and an examination of the competitive practices among peer companies, the Committee recommended, and the full board of directors approved, the adoption of an incentive bonus program. As a result, our Company's and affiliate banks' officers are eligible to receive incentive bonus awards. Each of the officers who are eligible to receive bonus awards are assigned to one of four bonus tiers, which assignments are made primarily according to job category. Tier one consists of the Chief Executive Officer. Tier two consists of our Company's President and affiliate bank presidents. Tier three consists of senior officers of our Company and affiliate banks. Tier four includes officers of affiliate banks.

         Officers identified by the Chief Executive Officer and the President and the Committee are eligible to receive incentive bonuses. These officers may earn annual awards only upon the achievement of performance objectives which are established at the beginning of the year. Threshold, target and maximum levels of awards are established, and no awards are paid if the threshold is not met. The performance objectives are weighted based upon their relative importance to each individual. The performance objectives for participants may include corporate performance objectives and personal targeted objectives for performance. The performance objectives may include functional or operating unit objectives. Each participant's target bonus is expressed as a percentage of his or her base salary, dependent on responsibility and function. The target award is 30% of base salary in the case of the Chief Executive Officer, and in the case of the Presidents, senior officers and other officers, the target award ranges from 20% to 10% of base pay. Earned awards may range from 0% to 150% of the target award. In 2003, the Committee granted an incentive bonus award of $62,500, or 24% of base pay, to Mr. Smith for the 2002 fiscal year.

         Incentive bonus awards to the Presidents are allocated based upon the recommendation of the Chief Executive Officer. In allocating bonus awards among the other participants, the Chief Executive Officer and our Company's President exercise their discretion and judgment after considering the individual participant's performance, responsibilities and contributions to our Company and/or affiliate banks, and subjectively analyzing the basis of their aggregate impact on the success of our Company and/or affiliate banks for the preceding year.

         Stock Options. The Committee believes that in order to enhance long-term shareholder value it must provide incentives that provide motivation beyond short-term results. In February 2000, our board of directors adopted, and our shareholders subsequently approved, a stock option plan. The objective of stock option grants is to advance the longer term interests of our Company and its shareholders and complement incentives tied to annual performance by rewarding executives upon the creation of incremental shareholder value. Stock options only produce value to executives if the price of our Company' common stock appreciates, thereby directly linking the interests of executives with those of shareholders. Therefore, in order to provide long-term incentives to executive officers and other employees related to long-term growth in the value of our Company's common stock, it is intended that stock options be granted to such persons under our Company' stock option plan. The selection of the persons eligible to receive stock options and the designation of the number of stock options to be granted to such persons are made by our Company's Compensation Committee after taking into account management's assessment of each person's relative level of authority and responsibility with the Bank, years of service and base salary, among other factors.

                             COMPENSATION COMMITTEE

Philip D. Freeman       David R. Goller         Kevin L. Riley          James R. Loyd   Gus S. Wetzel, II

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Members of the Compensation Committee are Mr. Freeman, the Chairman, Mr. Goller, Mr. Loyd, Mr. Riley and Dr. Wetzel, II. As discussed above under "Report on Executive Compensation", in 2003 Mr. Smith, the Chief Executive Officer, administered the executive compensation program insofar as it pertained to executive officers other than the Chief Executive Officer. All decisions relating to the compensation of executive officers are reviewed by, and subject to the approval of, the Compensation Committee. Among the members of the banks' board of directors, Mr. Smith and Mr. Turner are officers and employees of the Company and affiliate banks.

         None of the members of the Committee were an officer or employee of our Company or any of its subsidiaries during 2003. Messrs. Loyd, Riley, Goller and Wetzel, and certain corporations and firms in which such persons have interests, have obtained loans from the affiliate banks. Each of such loans are believed to have been made to such persons, corporations or firms in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

EXECUTIVE OFFICERS

         Executive officers of our Company are appointed by the board of directors and serve at the discretion of the Board. The following table sets forth certain information with respect to all executive officers of our Company.

         NAME                         AGE                               POSITION
         ----                         ---                               --------
James E. Smith                        59             Chairman, Chief Executive Officer and Director
David T. Turner                       47             President and Director
Richard G. Rose                       52             Treasurer
Kathleen L. Bruegenhemke              38             Senior Vice President and Secretary

         The business experience of the executive officers of our Company (with the exception of those executive officers previously described under the caption "Election of Directors--Nominees and Directors Continuing in Office") during the last five years is as follows:

         Richard G. Rose has served as Treasurer of our Company since July 1998 and as Senior Vice President and Controller of Exchange National Bank since July 1998. Prior to that he served as Senior Vice President and Controller of the First National Bank of St. Louis from June 1979 until June 1998.

         Kathleen L. Bruegenhemke has served as Senior Vice President and Secretary of our Company since November 1997. From January 1992 until November 1997, she served as Internal Auditor of Exchange National Bank. Prior to joining Exchange National Bank, Ms. Bruegenhemke served as a Commissioned Bank Examiner for the Federal Deposit Insurance Corporation.

         There is no arrangement or understanding between any executive officer and any other person pursuant to which such executive officer was selected as an officer.

EXECUTIVE COMPENSATION

         Our Company does not pay compensation to its officers. The following table sets forth for the years ended December 31, 2003, 2002 and 2001, respectively, the compensation paid or accrued by our Company's subsidiaries to the chief executive officer of our Company in 2003 and the only other executive officers whose remuneration for 2003 was in excess of $100,000 for services to our Company and its subsidiaries in all capacities:

                           SUMMARY COMPENSATION TABLE

                                                                                  Long Term
                                                                                 Compensation
                                              Annual Compensation                   Awards
                                   ----------------------------------------------------------
                                                                Other Annual      Securities       All Other
      Name and                                                    Compen-         Underlying        Compen-
 Principal Position        Year     Salary          Bonus        sation (1)      Options/SARs      sation (2)
-------------------------------------------------------------------------------------------------------------
James E. Smith
    Chairman and
    CEO                    2003    $259,615       $  62,500      $       0           8,323          $12,981
                           2002    $221,138       $  28,000      $       0           7,500          $11,057
                           2001    $140,000       $  32,500      $       0               0          $ 8,625
David T. Turner
    President              2003    $192,400       $  46,250      $       0           6,600          $29,785
                           2002    $175,326       $  36,000      $       0           7,758          $29,834
                           2001    $144,802       $  34,400      $       0               0          $26,705
Richard G. Rose
    Treasurer              2003    $100,645       $  17,252      $       0           1,804          $17,620
                           2002    $ 95,846       $  15,504      $       0           2,541          $16,669
                           2001    $ 94,886       $  12,780      $       0               0          $16,940

-------------

(1) Excludes perquisites and other benefits, unless the aggregate amount of such compensation is equal to the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(2) All Other Compensation includes (i) Exchange National Bank's contributions to the Exchange National Bank profit-sharing plan and trust for 2003, 2002 and 2001 of $29,785, $29,834 and $26,705,
         respectively, allocated to Mr. Turner's account, and $17,620, $16,669 and $16,940, respectively, allocated to Mr. Rose's account, and (ii) Citizens Union State Bank's contributions to the Citizens Union State Bank profit-sharing plan for 2003, 2002 and 2001 of $12,981, $11,057 and $8,625, respectively, allocated to Mr. Smith's account.

OPTION GRANTS

         The following table sets forth information concerning grants of stock options to each named executive officer during 2003.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               Individual Grants

                                                   Percent of                                     Potential Realizable Value at
                                 Number of            Total                                          Assumed Annual Rates of
                                 Securities          Options                                      Stock Price Appreciation for
                                 Underlying        Granted to      Exercise or                            Option Term (3)
                                  Options          Employee in     Base Price    Expiration               ---------------
      Name                       Granted (1)       Fiscal Year     ($/Share)(2)     Date           0%        5%          10%
      ----                       -----------       -----------     -----------      ----           --        --          ---
James E. Smith                     8,323 (4)           27.29          26.57         3/3/13         0       139,075     352,444
David T. Turner                    6,600 (5)           21.64          26.57         3/3/13         0       110,284     279,482
Richard G. Rose                    1,804 (6)            5.92          26.57         3/3/13         0        30,145      76,392

--------------

(1) All stock options are incentive stock options.

(2) All grants were made at 100% of the fair market value as of the grant date.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% assumed annual growth rates mandated by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the common stock price. The calculations were based on the exercise prices and the 10-year term of the options. No gain to the optionees is possible without an increase in stock price which will benefit all shareholders proportionately. The "Potential Realizable Value" to all Exchange shareholders as a group which would result from the application of the same assumptions to the 4,169,847 shares of common stock outstanding at December 31, 2003, at the $36.20 per share fair market value of our Company's common stock on the last trading day of 2003 is an incremental gain of $0, $94,930,676 and $240,572,972 for 0%, 5% and
    10%, respectively.

(4) These stock options vest with respect to 1,222 shares on the first anniversary of the grant date, 1,223 shares on the second anniversary, 2,449 shares on the third anniversary and 3,429 shares on the fourth anniversary.

(5) These stock options vest with respect to 1,090 shares on the first anniversary of the grant date, 1,091 shares on the second anniversary, 2,401 shares on the third anniversary and 2,018 shares on the fourth anniversary.

(6) These stock options vest 25% each year on the first four anniversaries of the grant date.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth information with respect to each named executive officer concerning the exercise of options during 2003 and unexercised options held as of December 31, 2003.

   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND DECEMBER 31, 2003
                                OPTION/SAR VALUES

                                                                    Number of Securities
                                                                  Underlying Unexercised       Value of Unexercised In-the-
                                Shares                                Options/SARs at             Money Options/SARs at
                               Acquired                              December 31, 2003             December 31, 2003(1)
                                  on            Value         ------------------------------   -----------------------------
Name                           Exercise       Realized        Exercisable      Unexercisable   Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------------
James E. Smith                    --             --             7,844            15,938          $151,473        $218,298
David T. Turner                   --             --             8,333            14,551          $161,039        $207,928
Richard G. Rose                   --             --             2,729             4,409          $ 52,739        $ 64,674

-------------------
(1) Based on the $36.20 per share fair market value of our Company's common stock on the last trading day of 2003, less the option exercise price.

EXCHANGE NATIONAL BANK PROFIT-SHARING TRUST

         Exchange National Bank established a profit-sharing plan and trust in 1951, which has been amended and restated from time to time, and was most recently amended effective December 10, 2003. All employees of Exchange National Bank who have completed one year of service are eligible to participate. Exchange National Bank makes all contributions except for voluntary contributions by participants who are not highly compensated employees. Exchange National Bank is required to make an annual contribution to the trust in an amount equal to 6% of its income before provision for Federal and state income taxes and before provision for contributions to the profit-sharing plan and retirement plan, limited, however, to the maximum amount deductible for Federal income tax purposes. Exchange National Bank's contribution to the trust for any given year is allocated to the accounts of the participants in direct proportion to the compensation of the participants for such year. The trust can invest up to 60% of the value of its assets in our Company's stock, and such common stock held by the trust is allocated to the accounts of the participants. The interest of a participant in Exchange National Bank contributions does not vest prior to the completion of five years of service. After five years of service a participant becomes fully vested in the value of his or her employer contribution account. A participant whose employment with Exchange National Bank terminates because of his normal retirement, death, or permanent disability is also fully vested. Payments are made to participants upon termination of service. If cash instead of stock is distributed, any shares of our Company's stock previously allocated to the terminating participant's account would be reallocated among the remaining participants' accounts. A participant may withdraw his or her own contributions, but a participant may not borrow from the trust. Each participant may direct the trustee with respect to the voting of shares of our Company's stock allocated to his account on such matters upon which shareholders are entitled to vote. Exchange National Bank serves as trustee of the trust, and the trust is administered by a retirement committee which is appointed by the board of directors of Exchange National Bank. As of December 31, 2003, the trust held assets with an aggregate market value of $12,403,865. As of March 1, 2004, the trust held 207,957 shares (or 4.99%) of our Company's common stock.

CITIZENS UNION STATE BANK PROFIT-SHARING PLAN

         Citizens Union State Bank established the Citizens Union State Bank & Trust of Clinton Profit Sharing Plan (the "Plan") in 1963. The Plan was restated effective June 27, 2003. All employees of Citizens Union State Bank who have completed one year of service and are twenty-one years old are eligible to participate in the Plan. Eligible Plan participants may make elective deferrals up to a maximum dollar amount as set forth by law. For 2003, the limit was $12,000. Under the terms of the Plan, a discretionary matching contribution will be made on behalf of each participant by Citizens Union State Bank. In addition to the employer matching contributions, Citizens Union State Bank may make a discretionary annual profit sharing contribution to the Plan. Both the employer matching contribution and the discretionary employer profit sharing contribution are subject to the Plan's vesting schedule. Under the Plan's vesting schedule, a participant's interest in employer contributions does not begin to vest until the participant has completed two years of service. A participant becomes fully vested after he or she has completed six years of service. Unless a participant terminates employment due to death, disability or retirement, a participant is not eligible to receive an employer matching or employer profit sharing contribution for a specific Plan year unless the participant has completed 1,000 hours or more of service during the Plan year and is employed on the last day of the Plan year. A participant may take a total distribution of his or her vested account balance upon his or her termination from employment. Under the terms of the Plan, in-service hardship withdrawals are allowed. Plan loans, however, are not permitted. Citizens Union State Bank currently serves as the plan administrator of the Plan. The Commerce Trust Company currently serves as the plan trustee. As of December 31, 2003, the trust held assets with an aggregate book value of $1,197,739.

STOCK OPTION PLAN

         On February 29, 2000, our board of directors adopted the Exchange National Bancshares, Inc. Incentive Stock Option Plan. The Plan is sponsored by our Company for key employees of our Company and its subsidiaries, and is intended to encourage such employees to participate in the ownership of our Company, and to provide additional incentive for them to promote the success of our business through sharing in the future growth of our business. As of March 1, 2004, options to purchase a total of 125,391 shares of common stock pursuant to the Plan were outstanding.

         The Plan is administered by a committee composed of Messrs. Freeman, Goller, Riley, Loyd and Wetzel. The Plan committee has the power to determine in its discretion the persons to whom options are granted under the Plan, the number of shares covered by those options, and the time at which an option becomes exercisable, subject in each case to the limitations set forth in the Plan. Options can be granted under the Plan only to key employees of our Company or any of its subsidiary corporations. The eligibility of the persons to whom options may be granted under the Plan is limited to those persons whom the Plan committee determines have made, or are expected to make, material contributions to the successful performance of our Company. The period of up to ten years during which an option may be exercised, and the time at which it becomes exercisable, are fixed by the Plan committee at the time the option is granted. No option granted under the Plan is transferable by the holder other than by will or the laws of descent and distribution.

         The aggregate number of shares of our common stock that may be issued pursuant to the exercise of options granted under the Plan is limited to 450,000 shares, subject to increase or decrease in the event of any change in our Company's capital structure. As of March 1, 2004, options for 303,217 shares remained available for grant under the Plan. Shares subject to options granted under the Plan which expire or terminate without being exercised in full become available, to the extent unexercised, for future grants under the Plan. No consideration is paid to our Company by any optionee in exchange for the grant of an option. The per share exercise price for an option granted under the Plan is determined by the Plan committee but may not be less than the greater of the par value or the fair market value of our common stock on the date that the option is granted. The Plan provides for automatic adjustments to prevent dilution or enlargement of the optionee's rights in the event of a stock split, stock dividend, reorganization, merger, consolidation, liquidation, combination or exchange of shares, or other change in the capital structure of our Company.

PENSION PLAN

         Concurrently with the creation of the profit-sharing plan and trust in 1951, Exchange National Bank established a defined benefit plan for its employees, which has been amended and restated from time to time, and was most recently amended and restated effective January 1, 2002. Under the plan, all full-time employees become participants on the earlier of the first of June or the first of December coincident with or immediately following the later to occur of (i) the completion of one year of service or (ii) the attainment of the age of 21, and continue to participate so long as they continue to be full-time employees, until their retirement, death or termination of employment prior to normal retirement date. The plan has a five-year vesting schedule under which a participant becomes fully vested in his accrued benefit after completing five years of service. This plan provides for the payment of retirement and death benefits that are funded by investments which, at December 31, 2003, had an aggregate market value of $5,268,668.

         The normal retirement benefits provided under the plan for an employee with at least 25 years of continuous service are based upon 45% of his/her average compensation over a ten-year period, less 50% of his social security benefit. Compensation covered by the plan includes wages, salaries and overtime pay but excludes directors' fees, commissions, bonuses, expense allowances, and other extraordinary compensation. Amounts reported in the compensation table include salaries, directors' fees, commissions and bonuses. For employees with less than 25 years of continuous service, retirement benefits are reduced proportionally. Provision is made for early or late retirement and optional payment provisions are available.

         The table below illustrates the projected amount of annual retirement income, based on a straight line annuity, available under the plan for a person retiring at 65 years of age at various levels of average annual compensation and years of service classifications, with an assumed annual social security benefit of $10,000.

AVERAGE TEN-
 YEAR ANNUAL            10 YEARS               15 YEARS               20 YEARS               25 YEARS
COMPENSATION             SERVICE                SERVICE                SERVICE                SERVICE
------------             -------                -------                -------                -------
  $  50,000              $ 7,000                $10,000                $14,000                $17,500
    100,000               16,000                 24,000                 32,000                 40,000
    150,000               25,000                 37,500                 50,000                 62,500
    200,000               34,000                 51,000                 68,000                 85,000

         The amounts shown above reflect benefits payable in the normal payment form. For a married participant, payment is by monthly benefit to the participant during his or her lifetime, and 50% of that amount is paid to the spouse monthly during the spouse's life after the participant's death. For an unmarried participant, payment is by a lifetime monthly benefit, with payments guaranteed for the first 120 months.

         Mr. Turner has 25 years of continuous service under the plan. Mr. Smith is not a participant in the plan. Mr. Rose has 6 consecutive years of service.

SMITH EMPLOYMENT AGREEMENT

         Our Company has entered into an employment agreement with James E. Smith. The agreement had an initial three-year term which expired on November 3, 2000, but is subject to automatic extensions of one additional year upon the expiration of each year prior to Mr. Smith's 62nd birthday (unless either party gives notice not to so extend the term). The agreement provides for an annualized base salary of $110,000, and eligibility for merit-based increases. In addition to base salary, the agreement also provides that Mr. Smith is eligible to participate in bonus and other incentive compensation plans made available to employees having responsibilities comparable to those of Mr. Smith.

         Mr. Smith's employment is subject to early termination in the event of his death, disability or adjudication of legal incompetence, and otherwise may be terminated only for cause (as defined). The employment agreement prevents Mr. Smith from competing with our Company, soliciting customers or hiring employees during the term of the agreement and for a period of two years thereafter. In addition, the employment agreement requires Mr. Smith to maintain the confidentiality of our Company's confidential information prior to its disclosure by our Company.

CHANGE OF CONTROL AGREEMENT

         Our Company has entered into change of control agreements with 11 executive officers, including Messrs. Smith, Turner and Rose. These agreements provide that if, within two years after a change in control (as defined below), our Company or any subsidiary that is the primary employer of the executive terminates the executive's employment other than by reason of the executive's death, disability or for cause (as defined) or if the executive terminates his or her employment for good reason (as defined), the executive will be entitled to receive:

         - an amount equal to one to three years' of the executive's salary (based on the executive's highest monthly base salary for the preceding twelve-month period);

         - an amount equal to one to three times the executive's incentive bonus for the preceding year;

         - the proportionate amount of any incentive bonus and other compensation, payments and benefits which would otherwise have been received by the executive for the year in which employment was terminated; and

         -        any accrued and unpaid vacation pay.

The total payments made under the change of control agreements and under any other agreements, plans or arrangements as a result of a change in control is not permitted to be in excess of 5% of the aggregate cash consideration that our shareholders would receive as a result of a change of control. Our Company will reimburse the executive for any excise taxes that result from any of such payments being considered "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, and will make a gross-up payment to reimburse the executive for any income or other tax attributable to the excess parachute payment and to the tax reimbursement payments themselves. The change of control agreements require the executives to maintain the confidentiality of our confidential information prior to its disclosure by our Company.

         A "change in control" generally is defined to take place when (a) a person or group (other than our Company and various affiliated persons or entities) becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of our Company's outstanding securities, (b) our shareholders approve a merger or consolidation involving our Company in which at least 50% of the total voting power of the voting securities of the surviving corporation is held by persons who were not previously shareholders of our Company, or (c) our shareholders approve a plan of complete liquidation of our Company or an agreement for the sale or disposition by our Company of all or substantially all of its assets.

COMPANY PERFORMANCE

         The following performance graph shows a comparison of cumulative total returns for our Company, the Nasdaq Stock Market (U.S. Companies) and a peer index of financial institutions having total assets of between $500 million and $1 billion (as calculated by SNL Securities LC) for the period from January 1, 1999, through December 31, 2003. The cumulative total return on investment for each of the periods for our Company, the Nasdaq Stock Market (U.S. Companies) and the peer index is based on the stock price or index at January 1, 1999. The performance graph assumes that the value of an investment in our Company's common stock and each index was $100 at January 1, 1999 and that all dividends were reinvested. The information presented in the performance graph is historical in nature and is not intended to represent or guarantee future returns.

                              [PERFORMANCE GRAPH]

The comparison of cumulative total returns presented in the above graph was plotted using the following index values and common stock price values:

                                 12/31/98   12/31/99    12/31/00     12/31/01    12/31/02    12/31/03
                                 --------   --------    --------     --------    --------    --------
Exchange National Bancshares     $100.00     $177.87     $142.26     $ 164.69    $ 218.27     $362.18
Nasdaq Stock Market (U.S.
Companies)                       $100.00     $185.95     $113.19     $  89.65    $  61.67     $ 92.90
Peer Index
                                 $100.00     $ 92.57     $ 88.60     $ 114.95    $ 146.76     $211.62

                           OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information as of March 1, 2004 regarding the beneficial ownership of our Company's common stock by each person known to the board of directors to own beneficially 5% or more of our Company's common stock, by each director of our Company, by each executive officer named in the Summary Compensation Table under "Executive Officers and Compensation--Executive Compensation" and by all directors and officers of our Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more shareholders, as the case may be.

                                                   AMOUNT AND NATURE OF                     PERCENTAGE OF
            NAME                                  BENEFICIAL OWNERSHIP(1)               SHARES OUTSTANDING(1)
            ----                                  -----------------------               ---------------------
Exchange National Bank of Jefferson                       207,957.00                             5.0%
  City Profit-Sharing Trust/Exchange
  National Bank of Jefferson City,
  Trustee (2)(3)
Donald L. Campbell (4)                                    214,039.52                             5.1
Charles G. Dudenhoeffer, Jr. (5)                           51,256.00                             1.2
Philip D. Freeman (6)                                      30,000.00                             *
David R. Goller (7)                                        62,491.19                             1.5
James R. Loyd                                              96,597.00                             2.3
Kevin L. Riley (8)                                          7,400.00                             *
James E. Smith (9)                                         28,221.15                             *
David T. Turner (10)                                       34,930.11                             1.1
Gus S. Wetzel, II (11)                                     60,909.00                             1.5
Richard G. Rose (12)                                        5,936.73                             *
All directors & executive officers                        385,031.65                             9.8
  as a group (10 persons) (13)

-----------------

*        Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 4,169,847 shares of common stock outstanding.

(2) The address for The Exchange National Bank of Jefferson City Profit-Sharing Trust/The Exchange National Bank of Jefferson City, Trustee is 132 East High Street, Jefferson City, Missouri 65101.

(3) Participants in The Exchange National Bank of Jefferson City Profit-Sharing Trust have the right to vote shares which have been allocated to such participants in the Profit-Sharing Trust. Accordingly, the Profit-Sharing Trust/Trustee has investment power but not voting power as to the shares shown as owned by it.

(4) Includes 155,178 shares owned of record by Campbell Family L.P., and 55,699.52 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for the benefit of Mr. Campbell. Mr.

         Campbell has the right to vote, but has no investment power, with respect to the 55,699.52 shares held in the Profit-Sharing Trust. The address for Mr. Campbell is 601 Eagle Trace, Jefferson City, Missouri 65109. Information obtained from Mr. Campbell's Schedule 13G/A dated February 13, 2004.

(5) Includes 18,450 shares held jointly by Mr. Dudenhoeffer and his spouse. Mr. Dudenhoeffer and his spouse share voting and investment power with respect to 18,450 shares.

(6) All 30,000 shares are held of record by a revocable living trust, of which Mr. Freeman is a trustee, for the benefit of Mr. Freeman and his wife.

(7) Includes 29,187.36 shares held of record by Mr. Goller as trustee of the David R. Goller Trust. Also includes 12,898.02 shares held of record by the Goller, Gardner & Feather, P.C. Profit Sharing Trust, of which Mr. Goller is trustee, and 20,405.81 shares held of record by two family trusts for which he acts as sole trustee.

(8) Includes 7,400 shares held jointly by Mr. Riley and his spouse, as to which they share voting and investment power.

(9) Includes 15,724.21 shares held jointly by Mr. Smith and his spouse, as to which they share voting and investment power, and 9,719 shares issuable upon the exercise of outstanding stock options.

(11) Includes 2,044.45 shares held jointly by Mr. Turner and his spouse, 16,865.53 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for his benefit and 10,273 shares issuable upon the exercise of outstanding stock options. Mr. Turner and his spouse share voting and investment power with respect to 2,044.45 shares, and Mr. Turner has the right to vote, but has no investment power, with respect to the 16,865.53 shares held in the Profit-Sharing Trust.

(12)     Includes 60,846 shares held by Wetzel Investments, Ltd.

(13) Includes 766.29 shares held jointly by Mr. Rose and his spouse, 1,806.44 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for his benefit and 3,364 shares issuable upon the exercise of outstanding stock options. Mr. Rose and his spouse share voting and investment power with respect to 766.29 shares, and Mr. Rose has the right to vote, but has no investment power, with respect to the 1,806.44 shares held in the Profit-Sharing Trust.

(13) Includes 22,951.44 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust and allocated to participant accounts which the participant has the right to vote but not investment power. Also includes 26,067 shares issuable upon the exercise of outstanding stock options.

                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

         As part of the consideration provided by our Company for its November 1997 acquisition of Union State Bancshares, Inc. and Union State Bank, our Company issued a promissory note to James E. Smith in the principal amount of $2,000,000, a promissory note to Gus S. Wetzel, II in the principal amount of $5,000,000, and four promissory notes to Mr. Wetzel's children in the aggregate principal amount of $892,472. The six promissory notes each matured on November 1, 2002, with quarterly installments of accrued interest being made on each February 1, May 1, August 1 and November 1 of the loan term at the rate of 7% per annum. Upon maturity, the six notes were renewed through January 1, 2004 at a variable rate of interest tied to the London interbank offered rate (LIBOR). The promissory notes, and one other promissory note issued to a former shareholder of Union, were secured by Union's pledge of the shares of Union State Bank capital stock owned by it. On January 1, 2004, all outstanding promissory notes were paid in full.

         The officers and directors of our Company and of its subsidiaries, some of their family members and our Companies with which some of the directors are associated, were customers of, and had banking transactions with, Exchange National Bank, Citizens Union State Bank and Osage Valley Bank in the ordinary course of Exchange National Bank's, Citizens Union State Bank's and Osage Valley Bank's respective businesses during 2002 and 2003. During each of these years Exchange National Bank, Citizens Union State Bank and Osage Valley Bank each continued its policy of making loans and loan commitments in the ordinary course of business to its employees, officers and directors, and their affiliates, only on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons. In the opinion of the board of directors of Exchange National Bank, Citizens Union State Bank and of Osage Valley Bank, respectively, none of its transactions with such persons involved more than a normal risk of collectability or other unfavorable features.

                                     ITEM 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Audit Committee of our board of directors has selected the independent certified public accounting firm of KPMG LLP as our Company's independent auditors to audit the books, records and accounts of our Company for the year ending December 31, 2004. Shareholders will have an opportunity to vote at the annual meeting on whether to ratify the Audit Committee decision in this regard.

         KPMG LLP has served as our Company's independent auditors since our Company commenced business operations in 1993. A representative of KPMG LLP is expected to be present at the annual meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         Submission of the selection of the independent auditors to the shareholders for ratification will not limit the authority of the Audit Committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated. Shareholder ratification of the Audit Committee's selection of KPMG LLP as our Company's independent auditors is not required by any statute or regulation or by our Company's bylaws. Nevertheless, if the shareholders do not ratify the selection of KPMG LLP at the annual meeting, the selection of independent auditors for the current year will be reconsidered by the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SELECTION OF KPMG LLP.

INDEPENDENT AUDITORS' FEES

         The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our Company's annual financial statements for 2002 and 2003, and fees billed for other services rendered by KPMG LLP during such years.

     Type of Fee                                2002          2003
     -----------                                ----          ----
Audit Fees (1)                                $ 84,250      $ 86,800
Audit-Related Fees (2)                          22,600        19,900
Tax Fees (3)                                    33,465        35,725
All Other Fees                                       0             0
                                              --------      --------
Total                                         $140,315      $142,425
                                              ========      ========

(1) Audit Fees, including those for statutory audits, include the aggregate fees paid by us during 2002 and 2003 for professional services rendered by KPMG LLP for the audit of our annual financial statements and the review of financial statements included in our quarterly reports on Form 10-Q.

(2) Audit Related Fees include the aggregate fees paid by us during 2002 and 2003 for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees, including a separate profit sharing audit.

(3) Tax Fees include the aggregate fees paid by us during 2002 and 2003 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

         Pursuant to its charter, the Audit Committee of our board of directors is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between our Company and its independent auditors. Our engagement of KPMG LLP to conduct the audit of our Company for 2003 was approved by the Audit Committee on February 2, 2003. Additionally, each permissible non-audit engagement or relationship between our Company and KPMG LLP entered into since May 2, 2003 has been reviewed and approved by the Audit Committee. The percentage of audit-related fees, tax fees and all other fees that were approved by the Audit Committee for fiscal 2003 is 100% of the total fees incurred. We have been advised by KPMG LLP that substantially all of the work done in conjunction with its audit of our financial statements for the most recently completed fiscal year was performed by permanent full time employees and partners of KPMG LLP.

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

         The Audit Committee of our board of directors assists the Board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The Audit Committee is composed of five directors. All committee members satisfy the definition of an "independent" director as established in the National Association of Securities Dealers listing standards, and the Board of Directors has determined that Messrs. Goller and Loyd qualify as an "audit committee financial experts" within the meaning of the rules and regulations of the Securities and Exchange Commission. The Audit Committee has adopted a written charter. In connection with the review and reassessment of the adequacy of the Audit Committee's charter by the members of the Audit Committee and management, the Audit Committee revised the Audit Committee charter on June 11, 2003. A copy of the revised Audit Committee charter is attached to this proxy statement as Appendix A.

         In connection with these responsibilities, the Audit Committee reviewed, and met with management to discuss, the December 31, 2003 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards. The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm's independence. The Audit Committee has considered whether the services provided under financial information systems design and implementation and other non-audit services are compatible with maintaining the independence of KPMG LLP.

         Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

                                AUDIT COMMITTEE

Philip D. Freeman         David R. Goller        Kevin L. Riley         James R. Loyd          Gus S. Wetzel, II

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our Company's directors and executive officers, and persons who own more than 10% of any class of equity securities of our Company registered pursuant to Section 12 of the Exchange Act, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in such securities and other equity securities of our Company. Securities and Exchange Commission regulations require directors, executive officers and greater than 10% shareholders to furnish our Company with copies of all Section 16(a) reports they file.

         To our Company's knowledge, based solely on review of the copies of such reports furnished to our Company and written representations that no other reports were required, during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with on a timely basis, except that Gus S. Wetzel, II was late in filing a change in beneficial ownership on Form 4 which reported four transactions.

                         OTHER BUSINESS OF THE MEETING

       The board of directors is not aware of, and does not intend to present, any matter for action at the annual meeting other than those referred to in this proxy statement. If, however, any other matter properly comes before the annual meeting or any adjournment, it is intended that the holders of the proxies solicited by the board of directors will vote on such matters in their discretion in accordance with their best judgment.

                                  ANNUAL REPORT

       Our Company's Annual Report to Shareholders, containing consolidated financial statements for the year ended December 31, 2003, is being mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. Such Annual Report is not to be regarded as proxy solicitation material.

       A COPY OF OUR COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF APRIL 2, 2004, UPON WRITTEN REQUEST TO KATHLEEN L. BRUEGENHEMKE, EXCHANGE NATIONAL BANCSHARES, INC., 132 EAST HIGH STREET, JEFFERSON CITY, MISSOURI 65101. Our Company will provide a copy of any exhibit to the Form 10-K report to any such person upon written request and the payment of our Company's reasonable expenses in furnishing such exhibits.

                         HOUSEHOLDING OF PROXY MATERIALS

       The SEC has adopted rules that permit companies and intermediaries (including brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

       This year, a number of brokers with account holders who are shareholders of our Company will be "householding" our proxy materials. A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in "householding." If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker, (2) direct your written request to: Kathleen L. Bruegenhemke, Exchange National Bancshares, Inc., 132 East High Street, Jefferson City, MO 65101, or (3) contact Kathleen L. Bruegenhemke at (573) 761-6179. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

       It is anticipated that the 2005 annual meeting of shareholders will be held on June 8, 2005. Any shareholder who intends to present a proposal at the 2005 annual meeting must deliver the proposal to our Company at 132 East High Street, Jefferson City, Missouri 65101, Attention: President by the applicable deadline below:

- If the shareholder proposal is intended for inclusion in our Company's proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, our Company must receive the proposal no event later than December 29, 2004. Such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

- If the shareholder proposal is to be presented without inclusion in our Company's proxy materials for that meeting, our Company must receive the proposal no event later than May 10, 2005 in accordance with the advance notice provisions of our Company's articles of incorporation and bylaws. See "Advance Notice of Shareholder Proposals."

Proxies solicited in connection with the 2005 annual meeting of shareholders will confer on the appointed proxies discretionary voting authority to vote on shareholder proposals that are not presented for inclusion in the proxy materials unless the proposing shareholder notifies our Company by May 10, 2005 that such proposal will be made at the meeting.

                     ADVANCE NOTICE OF SHAREHOLDER PROPOSALS

         Our Company's articles of incorporation and bylaws provide that advance notice of shareholder nominations for the election of directors or other business must be given. With respect to this annual meeting, written notice of the shareholder's intent to make a nomination at the meeting must be received by our Company's Secretary at our Company's principal executive offices not later than the close of business on May 12, 2004. At future meetings of shareholders, notice of nominations or other business to be brought before the meeting must be delivered to our Company's Secretary at our principal executive offices not less than 60 days (30 days in the case of nominations for the election of directors) prior to the first anniversary of the previous year's annual meeting. In the event that the date of the annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, however, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of (i) the 60th day (in the case of nominations, the 30th day) prior to such annual meeting or (ii) the tenth day following the date on which public announcement of the date of such meeting is first made.

         The shareholder's notice of nomination must contain (i) the name and address of the nominating shareholder, of each person to be nominated and of the beneficial owner (as defined in the articles of incorporation), if any, on whose behalf the nomination is made, (ii) a representation that the nominating shareholder is the holder of record of our Company's common stock entitled to vote in the election of directors at the meeting and intends to appear at the meeting to nominate the person or persons specified in the notice, (iii) the number of shares of our Company's common stock owned beneficially and of record by the nominating shareholder and by each person to be nominated, (iv) a description of all arrangements or understandings between the nominating shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (v) the consent of each nominee to serve as a director if so elected, and (vi) such other information regarding each nominee proposed by the nominating shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, as then in effect, if our Company were soliciting proxies for the election of such nominees. If no such notice has been received, the chairman of the annual meeting is entitled to refuse to acknowledge the nomination of any person which is not made in compliance with the foregoing procedure. The board of directors does not know if, and has no reason to believe that, anyone will attempt to nominate another candidate for director at this annual meeting.

                                           By Order of the Board of Directors

                                           James E. Smith
                                           Chairman of the Board
                                                 and Chief Executive Officer

April 28, 2004
Jefferson City, Missouri

                                                                       Exhibit A

                       EXCHANGE NATIONAL BANCSHARES, INC.

                          AMENDED AND RESTATED CHARTER
                OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                             (ADOPTED JUNE 11, 2003)

I.       AUDIT COMMITTEE PURPOSE/SCOPE

         The primary function of the Audit Committee of the Board of Directors (the "Board") of Exchange National Bancshares, Inc. (the "Corporation") is to assist the Board in fulfilling its oversight of:

         - the integrity of the Corporation's auditing, accounting and financial reporting processes;

         - the independence, qualifications and performance of the Corporation's independent auditors and internal auditing department;

         - the Corporation's compliance with legal and regulatory requirements;

         - the Corporation's system of internal controls and disclosure controls and procedures established by management; and

         - the Corporation's review of areas of potential significant financial risk.

         The Audit Committee is expected to maintain and encourage free and open communication with the independent auditors, management of the Corporation and the Board, and should foster adherence to, and continuous improvement of, the Corporation's policies, procedures and practices at all levels regarding auditing, accounting and financial reporting matters.

II.      AUDIT COMMITTEE COMPOSITION/REPORTING

         A. INDEPENDENCE. The Audit Committee shall be comprised of three or more independent directors as determined by the Board. No member of the Audit Committee may be an "affiliated person" of the Corporation or any of its subsidiaries or receive any advisory, consulting or compensatory fee, except for service as a member of the Board or the Audit Committee. Each member of the Audit Committee shall also be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Audit Committee and shall satisfy the independent director requirements of Rule 4200 of the Nasdaq Stock Market, Inc. ("Nasdaq") and the independent audit committee requirements of Rule 4350 of Nasdaq.

         B. QUALIFICATIONS. All members of the Audit Committee shall have a working knowledge of basic finance, accounting and auditing practices and shall be capable of reading and understanding fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

         If required by SEC or Nasdaq rules, at least one member of the Audit Committee shall be a "audit committee financial expert."

         C. EDUCATION. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or by outside consultants.

         D. REPORTING. The Audit Committee shall report to the Board. Each member of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting of the Board or until his or her successor is duly elected and qualified.

         E. RESIGNATION/REMOVAL. A member of the Audit Committee is deemed to have resigned from the Audit Committee at such time as the member is removed from the Board pursuant to the Bylaws of the Corporation or such member has resigned or otherwise terminated his or her membership on the Board. A member of the Audit Committee is also deemed to have resigned from the Audit Committee at such time as a majority of the independent members of the Board has determined that such member of the Audit Committee is no long an independent director of the Board or no longer meets the independence requirements of this Charter.

III.     AUDIT COMMITTEE MEETINGS

         A. CHAIRMAN. The Board shall elect one member of the Audit Committee to serve as the Chairman. The Chairman shall be responsible for the overall leadership of the Audit Committee, including presiding over the meetings, reporting to the Board and acting as a liaison with the Chief Executive Officer and the lead independent audit partner.

         B. MEETINGS. The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. The Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee may meet in person or telephonically.

         C. QUORUM. A majority of the members of the Audit Committee shall constitute a quorum. Except as otherwise provided in this Charter, the vote of a majority of the members present at any meeting at which a quorum exists shall constitute the act of the Audit Committee.

         D. EXECUTIVE SESSIONS. To fulfill its responsibility to foster open communication, the Committee shall meet in separate executive sessions at least annually with management, the director of the internal auditing department, the independent auditors and as a committee to discuss any matters that the Audit Committee or any of these groups believes should be discussed privately. In addition, the Committee, or at least its Chairman, should communicate with management and the independent auditors at least quarterly to review the Corporation's financial statements and significant findings based upon the independent auditors' limited review procedures.

IV.      AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         A. DOCUMENTS/REPORTS REVIEW. The Audit Committee, or as contemplated by Section III.D., the Chairman, shall do the following:

                  1. At least annually, review the adequacy of this Charter, revise it as necessary and submit the revised Charter to the Board for approval. This Charter (as revised from time to time) must be published at least once every three years in accordance with Securities and Exchange Commission ("SEC") regulations.

                  2. Review the Corporation's annual audited financial statements, any interim financial statements and all periodic reports, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" constituting a part of such reports, prior to filing with the SEC or distributing these reports.

                  3. Review any report rendered by the independent auditors to the Corporation. Such review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments and of any significant changes to the Corporation's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61, as amended, including: (a) the independent auditors' responsibility under Generally Accepted Auditing Standards (GAAS); (b) significant accounting policies; (c) management judgments and accounting estimates; (d) significant audit adjustments; (e) major issues discussed with management prior to retention; (f) significant issues discussed with management; and (g) difficulties encountered in performing the audit, including any restrictions on the scope of work or access to required information.

         B. INDEPENDENT AUDITORS. The independent auditors are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall engage and review the independence and performance of the independent auditors and approve any discharge of auditors when circumstances warrant. Accordingly, the Audit Committee is responsible for:

                  1. Selecting, hiring, evaluating and, where appropriate, replacing the Corporation's independent auditors, including: (a) approving the independent auditors' engagement letter and overall nature and scope of the audit process, including staffing, locations, reliance upon management, and internal audit and general audit approach; (b) approving permitted non-audit functions, as discussed below; and (c) approving the fees and other compensation to be paid to the independent auditors.

                  2. Providing the independent auditors with complete and open access to the Audit Committee and the Board to discuss all appropriate matters, and receiving and reviewing all reports and recommendations of the independent auditors.

                  3. At least annually, consulting with the independent auditors, out of the presence of management, concerning internal controls and the fullness and accuracy of the Corporation's financial statements.

                  4. Resolving disagreements, if any, between management and the independent auditors regarding financial reporting.

                  5. At least annually, reviewing and discussing with the independent auditors all significant relationships the independent auditors have with the Corporation and obtaining a written statement from the independent auditors to determine and confirm their independence in relation to the Corporation.

                  6. At least annually, reviewing a report from the independent auditors regarding: (a) critical accounting policies used by the Corporation; (b) alternative accounting treatments within GAAP for policies and practices related to material items discussed with management; and (c) other material written communications between the independent auditors and management, including management letters, schedules of unadjusted audit differences, reports on observations and recommendations on internal controls, and a listing of adjustments and reclassifications not recorded, if any.

                  7. Approving all non-audit services of the independent auditors; provided, however, the following services cannot be provided by the independent auditors, even with Audit Committee approval, unless the Public Accounting Oversight Board (established pursuant to the Sarbanes-Oxley Act of 2002) approves an exemption on a case-by-case basis: (a) bookkeeping or other services related to the accounting records or financial statements of the Corporation; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
         (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service that the Public Accounting Oversight Board determines by regulation is not permissible.

                  8. At least annually, obtaining and reviewing a report from the independent auditor describing: (a) the internal quality-control procedures of the Corporation's independent auditor; and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the Corporation's independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

         C.       FINANCIAL REPORTING PROCESSES. The Audit Committee shall:

                  1. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting, including the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

                  2. In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Corporation's financial reporting processes, including (a) internal controls and procedures for financial reporting, (b) computerized information system controls and security, and (c) disclosure controls and procedures.

                  3. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

                  4. Review significant reports to management prepared by the independent auditors and the internal auditing department together with management's responses, including the status of previous recommendations and follow-up to these reports.

                  5. Review reserves and accruals, suitability of accounting principles, highly judgmental areas, recorded and unrecorded audit adjustments and make other inquiries as may be appropriate.

                  6. Review with management the types of information to be disclosed in any quarterly or year-end earnings press releases and earnings guidance provided to analysts and rating agencies and the type of presentation, including the procedures to be following to comply with Regulation FD and regulations applicable to the use of "pro forma," or "adjusted" non-GAAP, information. The Chairman may represent the entire Audit Committee for purposes of this review.

                  7. Instruct management to notify at least one member of the Audit Committee prior to the date the Corporation issues its quarterly press release as to whether or not management is aware of any of the following matters and, if so, the details regarding such matters: (a) a change in a significant accounting policy; (b) a change in the process for determining significant estimates; (c) significant adjustments as a result of the limited review by the independent auditors; and (d) disagreements between the independent auditors and management regarding accounting principles, estimates, scope of work or disclosures.

         D.       INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

                  1. The internal audit department shall report to the Board of Directors through the Audit Committee.

                  2. The Audit Committee shall: (a) review the budget, plan, and changes in plan, activities, organization structure and qualifications of the internal audit department, as needed; (b) review the appointment, performance and replacement of the person responsible for the Corporation's internal audit; and (c) review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

                  3. At least annually, the Audit Committee shall review with the Corporation's legal counsel any legal matter that could have a significant impact on the Corporation's financial statements, the Corporation's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

         E. OTHER AUDIT COMMITTEE RESPONSIBILITIES. The Audit Committee shall:

                  1. As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

                  2. Perform an annual evaluation of its performance which encompasses (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles;
         (b) major issues as to the adequacy of the Corporation's internal controls, disclosure controls and procedures and any special audit steps adopted in light of material control deficiencies; (c) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;
         (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation; and (e) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

                  3. Prepare complete and accurate minutes of all Audit Committee meetings and regularly report all Audit Committee activities to the full Board with the issuance of an annual Audit Committee report to shareholders (which shall be included in the proxy statement prepared each year in connection with the annual meeting of the Corporation's shareholders).

                  4. Annually prepare a report to the Corporation's shareholders as required by the SEC. The report is to be included in the Corporation's proxy statement prepared each year in connection with the annual meeting of the Corporation's shareholders. This report is to state whether the Audit Committee has: (a) reviewed and discussed the audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by SAS 61, as amended by SAS 90 and as amended from time to time; and (c) received certain disclosures from the independent auditors regarding their independence. The report should also include a statement as to whether the audit committee recommended to the Board to include the audited financial statements in the annual report filed with the SEC.

                  5. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                  6. Review succession planning within the Corporation with respect to financial and accounting personnel.

                                     # # #

                                     PROXY
                       ANNUAL MEETING OF THE SHAREHOLDERS
                                       OF
                       EXCHANGE NATIONAL BANCSHARES, INC.
                                  JUNE 9, 2004

         The undersigned hereby appoints William H. Case and Sam Phillips, and each of them, jointly and severally, the agents and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Exchange National Bancshares, Inc. (the "Company") to be held at The Exchange National Bank of Jefferson City's facility located at 132 East High Street, Jefferson City, Missouri, on Wednesday, June 9, 2004, commencing at 9:00 a.m., local time, and any adjournment thereof (the "Meeting"), and to vote all of the stock of the Company, standing in the name of the undersigned on its books as of the close of business on April 2, 2004, and which the undersigned would be entitled to vote, if present, with the same force and effect as if voted by the undersigned and especially to vote said stock with respect to the following matters:

              1. ELECTION OF TWO CLASS III DIRECTORS.

         (INSTRUCTIONS: To vote FOR, or to WITHHOLD AUTHORITY to vote for (i.e., AGAINST) any individual nominee named below, mark the appropriate box next to each such nominee's name. Please mark only one box next to each such name.)

                    FOR the          WITHHOLD AUTHORITY
                    nominee          to vote for the nominee

                     [ ]                      [ ]                Kevin L. Riley

                     [ ]                      [ ]                David T. Turner

              2. Proposal to ratify the selection of the accounting firm of KPMG LLP as the Company's independent auditors for the current year.

                     [ ]    FOR               [ ]    AGAINST      [ ]    ABSTAIN

              3. Such other matters, related to the foregoing or otherwise, as properly may come before said Meeting or any adjournment thereof. The Board of Directors has advised that at present it knows of no other business to be presented by or on behalf of the Company or its management at the Meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated April 28, 2004.

Dated:  ___________________, 2004             __________________________________

No. of Shares:
                                              __________________________________

_______________________                       (Sign exactly as your name appears
                                              on your stock certificate.  Where
                                              shares are held in the name of two
                                              or more persons, all should sign
                                              individually. A corporation should
                                              sign by authorized officer and
                                              affix corporate seal.)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO (2) PERSONS LISTED ABOVE AS CLASS III DIRECTORS OF THE COMPANY FOR THE NEXT THREE YEARS, AND FOR THE RATIFICATION OF THE SELECTION OF THE ACCOUNTING FIRM OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS. IN THEIR DISCRETION, THE APPOINTED PROXIES AND AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                           PROXY/DIRECTION TO TRUSTEE
                       ANNUAL MEETING OF THE SHAREHOLDERS
                                       OF
                       EXCHANGE NATIONAL BANCSHARES, INC.
                                  JUNE 9, 2004

         The Annual Meeting of the Shareholders of Exchange National Bancshares, Inc. (the "Company") will be held at The Exchange National Bank of Jefferson City's facility located at 132 East High Street, Jefferson City, Missouri, on Wednesday, June 9, 2004, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned.

              I am a participant in The Exchange National Bank of Jefferson City Profit Sharing Trust. As of the close of business on April 2, 2004, my account in the profit sharing trust was credited with the number of shares of common stock of the Company set forth below. I may or may not be vested in all or part of such shares.

              I hereby direct the Trustee (The Exchange National Bank of Jefferson City) to vote the above number of shares of stock with respect to the following matters:

              1. ELECTION OF TWO CLASS III DIRECTORS.

         (INSTRUCTIONS: To vote FOR, or to WITHHOLD AUTHORITY to vote for (i.e., AGAINST) any individual nominee named below, mark the appropriate box next to each such nominee's name. Please mark only one box next to each such name.)

                    FOR the          WITHHOLD AUTHORITY
                    nominee          to vote for the nominee

                      [ ]                     [ ]                Kevin L. Riley

                      [ ]                     [ ]                David T. Turner

              2. Proposal to ratify the selection of the accounting firm of KPMG LLP as the Company's independent auditors for the current year.

                      [ ]     FOR             [ ]    AGAINST      [ ]    ABSTAIN

              3. Such other matters, related to the foregoing or otherwise, as properly may come before said Meeting or any adjournment thereof. The Board of Directors has advised that at present it knows of no other business to be presented by or on behalf of the Company or its management at the Meeting.

              IN WITNESS WHEREOF, the undersigned has duly executed this instrument this _____ day of ___________, 2004.

                                              __________________________________
                                              Signature

                                              __________________________________
                                              Print Your Name

No. of Shares Credited
to my Account: ___________________________